EXHIBIT 2

                   AMENDED AND RESTATED JOINT FILING AGREEMENT


     THIS AMENDED AND RESTATED JOINT FILING AGREEMENT is entered into as of April 21, 2005, by and among the parties signatories hereto. This Amended and Restated Joint Filing Agreement amends and restates the Joint Filing Agreement, dated June 16, 2000, filed as Exhibit 2 to the Schedule 13D filed on June 16, 2000 (the "Statement on Schedule 13D").

     The undersigned hereby agree that the Statement on Schedule 13D with respect to the shares of common stock, par value $0.01 per share, of Transkaryotic Therapies, Inc., a Delaware corporation, is, and any amendment thereafter signed by each of the undersigned shall be, filed on behalf of each undersigned pursuant to and in accordance with the provisions of 13d-1(k) under the Securities Exchange Act of 1934, as amended.


Dated:  April 21, 2005                  WARBURG, PINCUS EQUITY PARTNERS, L.P.

                                             By:  Warburg Pincus Partners LLC,
                                                  its General Partner

                                                  By:  Warburg Pincus & Co.,
                                                       its Managing Member

                                        By:  /s/ Scott A. Arenare
                                             -----------------------------
                                             Name: Scott A. Arenare
                                             Title: Partner


Dated:  April 21, 2005                  WARBURG PINCUS & CO.

                                        By:  /s/ Scott A. Arenare
                                             -----------------------------
                                             Name: Scott A. Arenare
                                             Title: Partner


Dated:  April 21, 2005                  WARBURG PINCUS LLC

                                        By:  /s/ Scott A. Arenare
                                             -----------------------------
                                             Name: Scott A. Arenare
                                             Title: Managing Director

Dated:  April 21, 2005                  WARBURG PINCUS PARTNERS LLC

                                             By:  Warburg Pincus & Co.,
                                                  its Managing Member

                                        By:  /s/ Scott A. Arenare
                                             -----------------------------
                                             Name: Scott A. Arenare
                                             Title: Partner


                                      -2-